UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23326

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2019

Date of reporting period: February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2019 SEMI-ANNUAL REPORT

February 28, 2019

SOUND POINT ENHANCED INCOME FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SOUND POINT ENHANCED INCOME FUND

All investing involves risk including the possible loss of principal. The Fund is a non-diversified, closed-end fund structured as an “interval fund” and designed primarily for long-term investors. The Fund’s use of fixed-income and variable-rate securities, such as loans and related instruments of varying levels of seniority, corporate debt and notes, high yield securities, CLOs, CLNs and derivatives entails interest rate, liquidity, market and credit risks. The Fund’s ability to borrow for investment purposes and otherwise use leverage can magnify these risks. There is no secondary market for the Fund’s shares, and the Fund expects that no secondary market will develop. Even though the Fund will make quarterly repurchase offers for its outstanding shares (currently expected to be for 5% per quarter), investors should consider shares of the Fund to be an illiquid investment. There is no guarantee that investors will be able to sell their shares at any given time or in the quantity desired. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors February 28, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

The market volatility of December 2018 – a month in which all major U.S. equity indexes declined and the year ended in negative territory – serves as a prime example of the importance of having a long-term investment perspective.

While long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶  Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Interval Funds

American Beacon Sound Point Enhanced Income FundSM

Performance Overview

February 28, 2019 (Unaudited)

The Y Class of the American Beacon Sound Point Enhanced Income Fund (the “Fund”) returned 4.07% for the six months ended February 28, 2019. The Fund outperformed the Credit Suisse Leveraged Loan Index (the “Index”) return of 1.39% for the same period. For additional comparison, the ICE BofAML U.S. High Yield Index returned 1.98% during the period. Since inception, the Fund has returned 6.77% as compared to 2.60% for the Index.

Total Returns for the Period ended February 28, 2019

	Ticker	6 Months*	Since Inception 07/02/2018*
Y Class (1,2,4)	SPEYX	4.07%	6.77%

Credit Suisse Leveraged Loan Index (3)		1.39%	2.60%

*	Not annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.	A portion of the fees charged to the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

3.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratio set forth in the most recent Fund prospectus for the Y Class shares was 3.71%. The expense ratio above may vary from the expense ratio presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed during the period due primarily to good sector allocation during the volatile markets in 2018 and opportunistic investments in the new-issue and secondary bank loan markets in 2019.

The Fund launched shortly before this semi-annual period began and, due to its small size, the Fund was able to invest selectively in the most attractive securities. The Fund avoids certain highly levered sectors, such as Energy, Mining, Retail and Pharmaceuticals, as they frequently exhibit unwanted volatility and are prone to credit downgrades. The Fund also avoids the large, index-oriented issues that draw investor attention yet offer little relative value. When the risk markets abruptly declined in late-2018, many of the Fund’s holdings avoided the mass selling that afflicted the largest funds, including exchange-traded funds. Following the market disruption, the Fund was able to selectively invest in discounted securities that recovered quickly in early-2019 and was able to participate in the oversubscribed new-issue market where attractive terms led to price appreciation. As such, the Fund avoided much of the drawdown in 2018 and aggressively participated in the upside in 2019.

At period end, over 90% of the Fund’s assets were invested in secured bank loan instruments, and high-yield bonds and cash made up the balance. Of the bank loan holdings, over 80% were first lien, and the rest were in second lien issues. Sector exposures were broadly diversified. Credit quality was 10% double-B, 68% single-B and 16% triple-C, with the remainder in non-rated securities and cash. The Fund’s gross yield to maturity was approximately 7.24%, and the weighted-average price of its bank loan holdings was $98.6. The Fund did not utilize leverage from its line of credit during the period.

As the Fund’s assets increase, the investment strategy is expected to broaden out to include collateralized loan obligation (“CLO”) equity, event-driven opportunities and leverage.

American Beacon Sound Point Enhanced Income FundSM

Performance Overview

February 28, 2019 (Unaudited)

The Fund’s investment strategy is based on bottom-up security selection as the Fund seeks to invest in stable issuers with consistent cash flows, strong asset coverage and steady loan-to-value profiles. This analysis is complemented with a top-down review of the financial markets, issuance trends, CLO market activity, and relative valuation comparisons. The combination of these approaches seeks to build a portfolio with an attractive risk-adjusted return profile.

Top Ten Holdings (% Net Assets)
Callaway Golf Co., 7.014%, Due 12/14/2025, Term Loan B, (1-mo. LIBOR + 4.500%)		5.0
Champ Acquisition Corp., 8.134%, Due 12/12/2025, Term Loan, (1-mo. LIBOR + 5.500%)		5.0
Citadel Securities LP, Due 2/22/2026, Term Loan B, (3-mo. LIBOR + 3.750%)		5.0
Quad/Graphics, Inc., 7.500%, Due 1/31/2026, 2018 Term Loan B, (1-mo. LIBOR + 5.000%)		4.9
VVC Holding Corp., 7.197%, Due 2/11/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.250%)		4.9
Securus Technologies Holdings, Inc., 10.743%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)		4.8
Imagine! Print Solutions, Inc., 7.250%, Due 6/21/2022, 2017 Term Loan, (3-mo. LIBOR + 4.750%)		3.7
Bulldog Purchaser, Inc., 10.243%, Due 9/4/2026, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 7.750%)		3.2
Asurion LLC, 8.993%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)		3.0
TopGolf International, Inc., 8.020%, Due 2/9/2026, Term Loan B, (3-mo. LIBOR + 5.500%)		2.5

Total Fund Holdings	90

Sector Weightings (% Investments)
Consumer		31.2
Service		13.0
Technology		11.3
Financials		9.7
Health Care		8.9
Telecommunications		8.8
Basic Materials		3.3
Energy		3.1
Media		3.0
Communications		2.9
Consumer, Non-Cyclical		2.9
Manufacturing		1.3
Defense		0.5
Transportation		0.1

American Beacon Sound Point Enhanced Income FundSM

Expense Examples

February 28, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2018 through February 28, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Sound Point Enhanced Income FundSM

Expense Examples

February 28, 2019 (Unaudited)

American Beacon Sound Point Enhanced Income Fund

	Beginning Account Value 9/1/2018	Ending Account Value 2/28/2019	Expenses Paid During Period 9/1/2018-2/28/2019*
Y Class
Actual	$1,000.00	$1,041.70	$8.10
Hypothetical**	$1,000.00	$1,016.86	$8.00

*

Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 1.60% for the Y Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 28, 2019 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSA - 82.30%

Basic Materials - 2.90%
Concrete Pumping Holdings, Inc., 8.811%, Due 12/8/2025, Term Loan, (3-mo. LIBOR + 6.000%)	$250,000	$241,250
Polar US Borrower LLC, 7.537%, Due 10/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.750%)	11,000	10,973
Polymer Additives, Inc., 8.493%, Due 7/31/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 6.000%)	18,000	16,200
Starfruit Finco B.V, 5.764%, Due 10/1/2025, 2018 USD Term Loan B, (3-mo. LIBOR + 3.250%)	17,000	16,883
Vantage Specialty Chemicals, Inc., 6.129%, Due 10/28/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	6,982	6,889

		292,195

Consumer - 27.26%
AAPX Group., Inc
7.493%, Due 4/1/2024, 2018 Term Loan B, (2-mo. LIBOR + 5.000%)	1,993	1,959
9.500%, Due 4/1/2024, 2018 Term Loan B, (3-mo. PRIME + 4.000%)	2	2
ASP Unifrax Holdings, Inc.,
6.528%, Due 12/12/2025, Term Loan B, (3-mo. LIBOR + 3.750%)	250,000	237,970
11.278%, Due 12/14/2026, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	12,000	11,040
Bulldog Purchaser, Inc.,
7.750%, Due 8/21/2026, 2018 2nd Lien Delayed Draw Term LoanB E	50,000	49,313
10.243%, Due 9/4/2026, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 7.750%)	330,000	325,462
Callaway Golf Co., 7.014%, Due 12/14/2025, Term Loan B, (1-mo. LIBOR + 4.500%)	500,000	501,565
Cambium Learning Group, Inc., 6.993%, Due 12/18/2025, Term Loan B, (1-mo. LIBOR + 4.500%)	48,000	47,160
Champ Acquisition Corp., 8.134%, Due 12/12/2025, Term Loan, (1-mo. LIBOR + 5.500%)	500,000	499,065
Crown Finance US, Inc., 4.993%, Due 2/28/2025, 2018 USD Term Loan, (1-mo. LIBOR + 2.500%)	7,591	7,536
GOBP Holdings, Inc.,
6.553%, Due 10/18/2025, 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	79,000	78,408
10.053%, Due 10/22/2026, 2nd Lien Term Loan, (2-mo. LIBOR + 7.250%)	221,000	216,580
Hearthside Food Solutions LLC, 6.493%, Due 5/23/2025, 2018 Incremental Term Loan, (1-mo. LIBOR + 4.000%)	250,000	248,625
Pure Fishing, Inc., 7.322%, Due 11/30/2025, Term Loan, (1-mo. LIBOR + 4.500%)	250,000	246,250
TopGolf International, Inc., 8.020%, Due 2/9/2026, Term Loan B, (3-mo. LIBOR + 5.500%)	250,000	249,687
United Natural Foods, Inc., 6.743%, Due 10/22/2025, Term Loan B, (3-mo. LIBOR + 4.250%)	24,000	21,216
USS Ultimate Holdings, Inc., 6.243%, Due 8/25/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	2,985	2,977

		2,744,815

Defense - 0.42%
Maxar Technologies Ltd., 5.250%, Due 10/4/2024, Term Loan B, (3-mo. LIBOR + 2.750%)	50,000	42,782

		42,782

Energy - 2.64%
EG Finco Ltd., 10.813%, Due 4/20/2026, 2018 USD 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	250,000	241,875
McDermott Technology Americas, Inc., 7.493%, Due 5/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	20,000	19,214
Natgasoline LLC, 6.250%, Due 11/14/2025, Term Loan B, (3-mo. LIBOR + 3.500%)	5,000	5,000

		266,089

Financial - 8.44%
AIS Holdco LLC, 7.803%, Due 8/15/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	5,963	5,813
Aretec Group, Inc., 6.743%, Due 10/1/2025, 2018 Term Loan, (3-mo. LIBOR + 4.250%)	17,000	16,788
Asurion LLC, 8.993%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)	300,000	304,437
Citadel Securities LP,Due 2/22/2026, Term Loan BC	500,000	501,250
Confie Seguros Holding II Co., 11.238%, Due 10/31/2025, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	22,000	21,505

		849,793

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 28, 2019 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSA - 82.30% (continued)

Health Care - 7.78%
21st Century Oncology Holdings, Inc., 8.905%, Due 1/16/2023, Exit Term Loan, (1-mo. LIBOR + 6.125%)	$9,000	$7,470
Air Methods Corp., 6.303%, Due 4/21/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	2,000	1,617
Auris Luxembourg III S.a.r.l.,Due 7/20/2025, 2018 USD Term Loan BC	4,000	3,995
Premise Health Holding Corp.,
Due 7/10/2025, 2018 1st Lien Delayed Draw Term LoanB C	882	874
6.553%, Due 7/10/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	11,090	10,979
RegionalCare Hospital Partners Holdings, Inc., 6.981%, Due 11/16/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.500%)	250,000	249,582
U.S. Renal Care, Inc., 7.053%, Due 12/30/2022, 2015 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	11,969	11,948
VVC Holding Corp., 7.197%, Due 2/11/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.250%)	500,000	496,875

		783,340

Manufacturing - 1.10%
Bright Bidco B.V., 5.993%, Due 6/30/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	12,967	10,531
Brookfield WEC Holdings, Inc., 6.243%, Due 8/1/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	9,000	9,008
Constellis Holdings LLC, 7.634%, Due 4/21/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	7,977	7,678
DAE Aviation Holdings, Inc.,C
Due 1/23/2026, 2019 Term Loan B	27,965	28,032
Due 1/23/2026, CAD Term Loan	15,035	15,071
DG Investment Intermediate Holdings, Inc., 5.493%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	3,981	3,901
GlobalLogic Holdings, Inc.,
1.625%, Due 8/1/2025, 2018 Delayed Draw Term LoanB C	1,125	1,121
5.743%, Due 8/1/2025, 2018 Add On 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	7,855	7,826
Innovative Water Care Global Corp., Due 2/20/2026, 1st Lien Term LoanC	18,000	17,145
NN, Inc.,
5.743%, Due 4/2/2021, 2017 Term Loan, (1-mo. LIBOR + 3.250%)	1,958	1,906
6.243%, Due 10/19/2022, 2016 Term Loan B, (1-mo. LIBOR + 3.750%)	5,975	5,836
VIP Cinema Holdings, Inc., 8.500%, Due 3/1/2023, USD Term Loan B, (1-mo. LIBOR + 6.000%)	2,959	2,767

		110,822

Media - 2.60%
Allen Media LLC, 9.079%, Due 9/22/2023, 2018 Term Loan B, (1-mo. LIBOR + 6.500%)	9,000	8,663
AppLovin Corp., 6.243%, Due 8/15/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	3,000	3,008
WeddingWire, Inc., 7.290%, Due 12/19/2025, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	250,000	249,687

		261,358

Service - 11.41%
Employbridge LLC, 7.303%, Due 4/18/2025, Term Loan B, (3-mo. LIBOR + 4.500%)	4,938	4,921
Imagine! Print Solutions, Inc., 7.250%, Due 6/21/2022, 2017 Term Loan, (3-mo. LIBOR + 4.750%)	401,174	377,104
KUEHG Corp., 11.053%, Due 8/18/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)	250,000	247,500
LifeMiles Ltd., 8.303%, Due 8/18/2022, Term Loan B, (3-mo. LIBOR + 5.500%)	5,676	5,697
NEP/NCP Holdco, Inc., 9.493%, Due 10/19/2026, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 7.000%)	8,000	7,790
Playpower, Inc., 7.553%, Due 6/23/2021, 2015 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	1,000	997
Quad/Graphics, Inc., 7.500%, Due 1/31/2026, 2018 Term Loan B, (1-mo. LIBOR + 5.000%)	500,000	498,125
West Corp., 6.493%, Due 10/10/2024, 2017 Term Loan, (3-mo. LIBOR + 4.000%)	7,000	6,612

		1,148,746

Technology - 9.88%
24-7 Intouch, Inc., 6.743%, Due 8/20/2025, 2018 Term Loan, (3-mo. LIBOR + 4.250%)	7,980	7,701
Almonde, Inc., 6.303%, Due 6/13/2024, USD 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	17,952	17,756
DigiCert, Inc., 10.493%, Due 10/31/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 8.000%)	200,000	193,500
Dun & Bradstreet Corp. (The), 7.697%, Due 2/1/2026, Term Loan	57,000	57,014

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 28, 2019 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSA - 82.30% (continued)

Technology - 9.88% (continued)
Dynatrace LLC, 5.743%, Due 8/22/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	$18,000	$17,902
Genuine Financial Holdings LLC, 6.553%, Due 7/12/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	2,993	2,978
McAfee LLC, 10.993%, Due 9/29/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	229,167	231,745
Mitchell International, Inc., 5.743%, Due 11/29/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	11,960	11,653
MLN US HoldCo LLC,
6.993%, Due 11/30/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	2,000	1,986
11.243%, Due 11/30/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	199,000	194,855
NeuStar, Inc., 10.493%, Due 8/8/2025, 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	250,000	244,375
TriTech Software Systems, 6.243%, Due 8/29/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	8,000	7,913
Verifone Systems, Inc., 6.683%, Due 8/20/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	5,985	5,958

		995,336

Telecommunications - 7.73%
Global Tel*Link Corp., 6.743%, Due 11/29/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	250,000	249,375
Intelsat Jackson Holdings S.A.,
6.229%, Due 11/27/2023, 2017 Term Loan B3, (3-mo. LIBOR + 3.750%)	7,000	6,993
6.625%, Due 1/2/2024, 2017 Term Loan B5, (1-mo. LIBOR + 6.625%)	8,000	8,080
6.979%, Due 1/2/2024, 2017 Term Loan B4, (1-mo. LIBOR + 4.500%)	8,000	8,107
Mission Broadcasting, Inc., 4.759%, Due 1/17/2024, 2018 Term Loan B3, (1-mo. LIBOR + 2.250%)	275	271
Nexstar Broadcasting, Inc., 4.743%, Due 1/17/2024, 2018 Term Loan B3, (1-mo. LIBOR + 2.250%)	1,519	1,498
Securus Technologies Holdings, Inc., 10.743%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)	500,000	486,665
U.S. Telepacific Corp., 7.803%, Due 5/2/2023, 2017 Term Loan B, (3-mo. LIBOR + 5.000%)	18,000	17,649

		778,638

Transportation - 0.14%
Entrans International LLC, 8.493%, Due 11/2/2024, 2018 Term Loan, (1-mo. LIBOR + 6.000%)	12,000	11,820
Gruden Acquisition, Inc., 8.303%, Due 8/18/2022, 2017 Term Loan, (3-mo. LIBOR + 5.500%)	1,990	1,957

		13,777

Total Bank Loan Obligations (Cost $8,258,829)		8,287,691

CORPORATE OBLIGATIONS - 5.08%

Communications - 2.53%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.875%, Due 5/15/2024D	14,000	11,270
Univision Communications, Inc., 5.125%, Due 2/15/2025D	278,000	243,250

		254,520

Consumer, Non-Cyclical - 2.52%
Avantor, Inc., 9.000%, Due 10/1/2025D	10,000	10,713
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.750%, Due 12/1/2026D	237,000	242,925

		253,638

Energy - 0.03%
McDermott Technology Americas, Inc. / McDermott Technology US, Inc., 10.625%, Due 5/1/2024D	4,000	3,320

Total Corporate Obligations (Cost $515,412)		511,478

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 28, 2019 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 8.88% (Cost $894,952)

Short-Term Investments - 8.88%
American Beacon U.S. Government Money Market Select Fund, 2.33%F G	894,952	$894,952

TOTAL INVESTMENTS - 96.26% (Cost $9,669,193)		9,694,121
OTHER ASSETS, NET OF LIABILITIES - 3.74%		376,124

TOTAL NET ASSETS - 100.00%		$10,070,245

Percentages are stated as a percent of net assets.

A Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

B Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $52,007 or 0.52% of net assets. Of this amount, $50,000, $1,125 and $882 relates to Bulldog Purchaser Inc., GlobalLogic Holding Inc. and Premise Health Holding Corp., respectively.

C Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of February 28, 2019.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $511,478 or 5.08% of net assets. The Fund has no right to demand registration of these securities.

E Fixed Rate.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

LIBOR – London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of February 28, 2019, the investments were classified as described below:

Sound Point Enhanced Income Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations(1)	$-	$8,287,691	$-	$8,287,691
Corporate Obligations	-	511,478	-	511,478
Short-Term Investments	894,952	-	-	894,952

Total Investments in Securities - Assets	$894,952	$8,799,169	$-	$9,694,121

(1)	Unfunded loan commitments represent $52,007 at period end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended February 28, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Assets and Liabilities

February 28, 2019 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$8,799,169
Investments in affiliated securities, at fair value‡	894,952
Cash	1,014,619
Dividends and interest receivable	62,783
Receivable for investments sold	13,400,251
Receivable for expense reimbursement (Note 2)	47,374
Prepaid expenses	102,377

Total assets	24,321,525

Liabilities:
Payable for investments purchased	13,977,415
Dividends payable	91,850
Unfunded loan commitments	52,007
Management and sub-advisory fees payable (Note 2)	8,952
Service fees payable (Note 2)	1,148
Transfer agent fees payable (Note 2)	53,021
Custody and fund accounting fees payable	17,742
Professional fees payable	46,000
Trustee fees payable (Note 2)	97
Payable for prospectus and shareholder reports	925
Other liabilities	2,123

Total liabilities	14,251,280

Net assets	$10,070,245

Analysis of net assets:
Paid-in-capital	$9,948,580
Total distributable earnings (deficits)A	121,665

Net assets	$10,070,245

Shares outstanding at no par value (unlimited shares authorized):
Y Class	986,866

Net assets:
Y Class	$10,070,245

Net asset value, offering and redemption price per share:
Y Class	$10.20

† Cost of investments in unaffiliated securities	$8,774,241
‡ Cost of investments in affiliated securities	$894,952

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Operations

For the period ended February 28, 2019 (Unaudited)

Investment income:
Dividend income from affiliated securities (Note 7)	$14,603
Interest income	281,042

Total investment income	295,645

Expenses:
Management and sub-advisory fees (Note 2)	46,527
Transfer agent fees:
Y Class (Note 2)	47,662
Custody and fund accounting fees	32,272
Professional fees	189,963
Registration fees and expenses	125
Service fees (Note 2):
Y Class	5,816
Prospectus and shareholder report expenses	4,463
Trustee fees (Note 2)	167
Other expenses	1,789

Total expenses	328,784

Net fees waived and expenses (reimbursed) (Note 2)	(266,748)

Net expenses	62,036

Net investment income	233,609

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	110,683
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	11,712

Net gain from investments	122,395

Net increase in net assets resulting from operations	$356,004

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Changes in Net Assets

	Six Months Ended February 28, 2019	Year EndedA August 31, 2018
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$233,609	$31,001
Net realized gain from investments in unaffiliated securities	110,683	82,275
Change in net unrealized appreciation of investments in unaffiliated securities	11,712	13,216

Net increase in net assets resulting from operations	356,004	126,492

Distributions to shareholders:
Net investment income:
Y Class	–	(35,730)
Total retained earnings:*
Y Class	(325,101)	–

Net distributions to shareholders	(325,101)	(35,730)

Capital share transactions (Note 8):
Proceeds from sales of shares	4,748,614	–
Reinvestment of dividends and distributions	262,169	–
Cost of shares redeemed	(162,203)	–

Net increase in net assets from capital share transactions	4,848,580	–

Net increase in net assets	4,879,483	90,762

Net assets:
Beginning of period	5,190,762	5,100,000	B

End of period	$10,070,245	$5,190,762

*  Distributions from net investment income and net realized capital gains are combined for the period ended February 28, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

A Commencement of operations.
B Seed capital.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2019 (Unaudited)

1.  Organization and Significant Accounting Policies

The American Beacon Sound Point Enhanced Income Fund (the “Fund”) is a series of a newly-organized, non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers one class of shares of beneficial interest (“Shares”), Y Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on January 12, 2018 as a Delaware statutory trust. The Fund commenced operations on July 2, 2018. American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000 per account, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 5% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Periodic Repurchase Offers” and “Risk Considerations – Repurchase Offers Risk” in Footnote 5 – Principal Risks.

The Fund’s investment objective seeks to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a variety of credit related instruments, including corporate obligations and securitized and structured issues of varying maturities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, under normal circumstances, bank loans are expected to constitute at least 40% of the Fund’s managed assets. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2019 (Unaudited)

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1⁄3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes before its assets reach approximately $25 million.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended February 28, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2019 (Unaudited)

accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund intends to declare income distributions daily and distribute them to Shareholders quarterly. The Fund’s final distribution for each taxable (fiscal) year will include any remaining investment company taxable income undistributed during the year, as well as all net capital gain realized during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long- or short-term, depending on the Shareholder’s holding period for the Shares.

Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any distribution from a source other than net income that adequately discloses its source or sources. Thus, if the source of a distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust, American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and American Beacon Apollo Total Return Fund (the “Trusts”) will be allocated among and charged to the assets of the Fund on a basis that the Board deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Organization and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting the bylaws, administration, custody and transfer agency agreements, and legal services in connection with the initial meeting of trustees, and were

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2019 (Unaudited)

expensed immediately as incurred. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Prospectus and the Statement of Additional Information (“SAI”)), the costs of preparation, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and the amounts of associated filing fees and legal fees associated with the offering. Organizational costs and offering costs are subject to the Fund’s expense limitation agreement discussed in Note 2 and offering costs require amortization over twelve months on a straight-line basis from the commencement of operations.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily managed assets that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $4 billion	0.375%
Next $5 billion	0.35%
Over $10 billion	0.325%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Sound Point Capital Management, LP, (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily managed assets according to the following schedule:

First $1 billion	0.80%
Over $1 billion	0.75%

The Management and Sub-Advisory Fees paid by the Fund for the period ended February 28, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.40%	$15,509
Sub-Advisor Fees	0.80%	31,018

Total	1.20%	$46,527

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2019 (Unaudited)

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Y Class of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the Y Class of the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended February 28, 2019, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Sound Point Enhanced Income	$681

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the Y Class Shares of the Fund to the extent that total operating expenses exceed 0.25% of average daily net assets (excluding management fees, shareholder service fees, taxes, interest including interest on borrowings, brokerage commissions, securities lending fees, expenses associated with securities sold short and the Fund’s use of leverage, litigation, and other extraordinary expenses). During the period ended February 28, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	9/1/2018 - 2/28/2019	Reimbursed Expenses	(Recouped) Expenses
Sound Point Enhanced Income	Y	0.25%	$266,748	$-	2022

Of these amounts, $47,374 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at February 28, 2019.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely.

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Sound Point Enhanced Income	$-	$487,851	$-	2021

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of February 28, 2019, based on management’s evaluation of the shareholder account base, one account in the Fund has been identified as representing an affiliated significant ownership of approximately 54% of the Fund’s outstanding shares.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2019 (Unaudited)

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its NAV per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2019 (Unaudited)

less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

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Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Bank Loans

The Fund may invest in bank loans. A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower’s assets. By purchasing a bank loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund also may purchase loans by assignment from another lender, and in such cases would act as part of a lending syndicate. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. Loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund may acquire bank loans directly through the lending agent or as an assignment from another lender who holds a direct interest in the loan. In either case, the Fund will acquire direct rights against the borrower on the loan, and will not have exposure to a counterparty’s credit risk. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV per share. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, the Sub-Advisor will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Sub-Advisor analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The Sub-Advisor generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Sub-Advisor’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate, London Inter-Bank Offered Rate (“LIBOR”), a money market index, or a Treasury bill rate.

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Notes to Financial Statements

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Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. If the Fund invests in money market funds, Shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that provide liquidity.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

High-Yield Securities

Investing in high-yield securities (commonly referred to as “high-yield” or “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak.

The lower rating of certain high-yielding corporate securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments.

Illiquid and Restricted Securities

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 under the Investment Company Act, the Fund may invest without limit in illiquid securities. The Fund may be subject to significant delays in disposing of illiquid securities, and may incur registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means

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Notes to Financial Statements

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any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Depending on the circumstances, illiquid securities may be considered to include, among other things, securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Sub-Advisor’s opinion may be deemed illiquid (not including securities issued pursuant to Rule144A under the Securities Act).

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5. Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. The Fund may make less than optimal or poor asset allocation decisions. The Sub-Advisor employs an active approach to allocation among multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Advisor may focus on an investment that performs poorly or underperforms other investments under various market conditions. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure. You could lose money on your investment in the Fund as a result of these allocation decisions.

Bank Loan Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for bank loans to trade. Bank loans trade in an OTC market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than traditional fixed-income security transactions to complete. Transactions in bank loans may settle on a delayed basis, and the Fund

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Notes to Financial Statements

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may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments. The secondary market for loans also may be subject to irregular trading activity and wider bid/ask spreads. The lack of an active trading market for certain bank loans may impair the ability of the Fund to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund’s NAV per share and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about bank loans.

An increase in demand for bank loans may benefit the Fund by providing increased liquidity and higher sales prices, but it may adversely affect the rate of interest payable on new loans issued in the market and the rights provided to investors on those loans. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline and reduce the liquidity of the Fund’s holdings.

Interests in secured bank loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a bank loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund, as a creditor, would likely bear its pro rata costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Special risks associated with exposures to bank loans include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund’s investments in bank loans whether or not the borrower is an obligor of the Fund.

Bank loans typically have coupons that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates, such as the LIBOR. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. Decreases in interest rates will typically cause the coupons on the bank loans to decrease, thereby reducing the income available to investors in the Fund. The bank loans in which the Fund may invest typically include a “LIBOR floor rate” (generally 1.00%) under which the benchmark interest rate will not decline.

Closed-End Structure Risk

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares, and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5%, and up to 25%, of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. However, the

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number of Shares tendered in connection with the purchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Sub-Advisor require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Sub-Advisor may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Sub-Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and obligations represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Following the financial crisis in 2008, many highly-rated structured securities were subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high yield investments considered speculative in nature and unsecured investments, this risk will be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk is also greater to the extent the Fund uses leverage in connection with the management of the Fund.

Delayed Funding Loans and Revolving Credit Facilities Risk

An investment in delayed funding loans and revolving credit facilities may subject the Fund to credit, interest rate and liquidity risk, and the risk of being a lender. There may be circumstances under which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing

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Notes to Financial Statements

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issuer as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to sell such instruments. As a result, the Fund may be unable to sell such instruments at an opportune time or may have to sell them for less than fair market value.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid Risk

To the extent consistent with the repurchase liquidity requirement for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limitation in illiquid investments, which may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. At any given time, the Fund’s portfolio may be substantially illiquid. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may be subject to significant delays in disposing of illiquid securities, which may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Sub-Advisor believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Furthermore, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, if necessary, to raise cash to meet its obligations. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially

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Notes to Financial Statements

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resulting insubstantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile.

Liquidity Risk

The Fund’s investments are subject to liquidity risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 under the Investment Company Act, the Fund may invest without limit in illiquid securities. When there is little or no active trading market for specific types of securities, such as structured notes, high-yield obligations and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issue.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

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In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (“EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Non-Diversification Risk

Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers may also present substantial credit or other risks. Since the Fund is non-diversified, it’s NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2019 (Unaudited)

and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Tax Risk

The Fund intends to elect to be a regulated investment company (“RIC”) and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for its taxable year from certain types of “qualifying income,” and distribute to its Shareholders at least 90% of its “investment company taxable income,” as that term is defined in the Internal Revenue Code (“Code”) (which include, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategies will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) might affect the Fund’s ability to qualify for such treatment.

If, for any taxable year, the Fund were to fail to qualify for treatment as a RIC, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to federal income tax on its taxable income at the corporate rate (currently 21%) and, when such income is distributed, Shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Certain of the Fund’s investments will require it to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in obligations that will be treated as having “market discount” and/or original issue discount for federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; if the Fund realizes net capital gains from such liquidation transactions, its Shareholders would receive larger capital gain distributions than they would in the absence of such transactions.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Sub-Advisor’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2019 (Unaudited)

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as certain high-yield issues, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or tender Shares for repurchase when the Fund is holding fair-valued securities may receive fewer or more Shares, or lower or higher repurchase proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV per share. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by thirdparty service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. The tax year ending August 31, 2018 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2019 (Unaudited)

As of February 28, 2019 the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sound Point Enhanced Income	$9,669,198	$104,092	$(79,169)	$24,923

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2018, the Fund did not have any capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended February 28, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Sound Point Enhanced Income	$26,305,862	$22,640,240

A summary of the Fund’s transactions in the USG Select Fund for the period ended February 28, 2019 were as follows:

Fund	Type of Transaction	August 31, 2018 Shares/Fair Value	Purchases	Sales	February 28, 2019 Shares/Fair Value	Dividend Income
Sound Point Enhanced Income	Direct	$2,423,567	$16,673,639	$18,202,254	$894,952	$14,603

8.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Y Class of the Fund:

	Y Class
	Six Months Ended February 28, 2019		July 2, 2018A to August 31, 2018
	(unaudited)
Sound Point Enhanced Income Fund	Shares	Amount	Shares		Amount
Shares sold	466,802	$4,748,614	–	B	$–	B
Reinvestment of dividends	26,188	262,169	–		–
Shares redeemed	(16,124)	(162,203)	–		–

Net increase in shares outstanding	476,866	$4,848,580	–		$–

A Commencement of operations.

B Total seed capital was received in the amount of $5,100,000 for the Y Class. As a result, shares were issued in the total amount of 510,000 for the Y Class.

9.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Sound Point Enhanced Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended February 28, 2019		July 2, 2018A to August 31, 2018

	(unaudited)
Net asset value, beginning of period	$10.18		$10.00

Income (loss) from investment operations:
Net investment income	0.30		0.06
Net gains on investments (both realized and unrealized)	0.12		0.19

Total income (loss) from investment operations	0.42		0.25

Less distributions:
Dividends from net investment income	(0.29)		(0.07)
Distributions from net realized gains	(0.11)		–

Total distributions	(0.40)		(0.07)

Net asset value, end of period	$10.20		$10.18

Total returnB	4.17	%C	2.50	%C

Ratios and supplemental data:
Net assets, end of period	$10,070,245		$5,190,762
Ratios to average net assets:
Expenses, before reimbursements	8.48	%D	59.25	%D
Expenses, net of reimbursementsE	1.60	%D	1.60	%D
Net investment (loss), before expense reimbursements	(0.85	)%D	(53.99	)%D
Net investment income, net of reimbursements	6.03	%D	3.66	%D
Portfolio turnover rate	315	%C	164	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes other expenses consisting of management fees and service fees that are not included in the expense cap calculation. Expenses, net of reimbursement, excluding the other expenses is 0.25%.

See accompanying notes

Delivery of Documents

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If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Interval Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Interval Funds and may be distributed to others only if preceded or accompanied by a current Prospectus.

American Beacon Interval Funds and American Beacon Sound Point Enhanced Income Fund are service marks of American Beacon Advisors, Inc.

SAR 2/19

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Sound Point Enhanced Income Fund

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Sound Point Enhanced Income Fund
Date: May 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Sound Point Enhanced Income Fund
Date: May 8, 2019

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Sound Point Enhanced Income Fund
Date: May 8, 2019